UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 3, 2005


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                          06-0812960
Commission File                                               (I.R.S. Employer
Number)                                                      Identification No.)

30 Dunnigan Drive, Suffern, New York                                10901
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

__ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ?
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

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Section 1 - Registrant's Business and Operations.

Item 1.01 - Entry Into A Material Definitive Agreement.

The information  set forth under Item 2.03 below is incorporated  into this Item
1.01 by reference.


Section 2 - Financial Information.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On November  16,  2004,  the Company  entered  into a Stock  Purchase  Agreement
(the "Agreement"),   dated  November  16,  2004,  among  the  Company, Maurices
Incorporated, a Delaware corporation (the "Maurices"), and American Retail Group, Inc., a Delaware corporation (the "Seller"). On January 3, 2005, the Company consummated the acquisition of all of the issued and outstanding capital stock of Maurices Incorporated. Pursuant to the terms of the Agreement, the Seller sold, transferred and assigned to the Company, and Company purchased all of the outstanding shares of Maurices for a purchase price of $320 million, subject to a post-closing adjustment if Maurices' adjusted working capital as of January 3, 2005 is less than or greater than a specified amount.

Pursuant to the Agreement, the parties agreed to make an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "Section 338(h)(10) Election"), and the Company agreed to reimburse the Seller for its incremental tax costs arising from the Section 338(h)(10) Election (the "Section 338(h)(10) Expense"). At the closing, the Company also paid the Seller $9.6 million as an estimated payment to reimburse the Seller for the Section 338(h)(10) Expense. If the Seller's actual Section 338(h)(10) Expense is less than $9.6 million, then Seller shall pay the Company the difference between those amounts, plus interest thereon. If the Seller's actual Section 338(h)(10) Expense is greater than $9.6 million, the Company shall pay the Seller the difference between those amounts, plus interest thereon; provided, however, that the Company shall not be obligated to reimburse the Seller for Section 338(h)(10) Expenses in excess of $12.5 million.

The transaction was financed with amounts drawn under a new credit facility (refer to Item 2.03 below) and cash on hand, including the net proceeds from the previously announced sale on December 16, 2004 of $115 million principal amount of Dress Barn's 2.50% convertible senior notes due 2024.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company entered into a Credit Agreement dated as of January 3, 2005, among the Company, as Borrower, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative, J.P. Morgan Securities Inc. and Bank of America LLC, as joint lead arrangers and joint bookrunners, Bank of America, as syndication agent and The Bank of New York, Citibank, N.A. and Wells Fargo Retail Finance, LLC as co-documentation agents (the "Credit Agreement"), and a related Guarantee and Collateral Agreement, dated as of January 3, 2005, among the Company and each of the Company's subsidiaries listed on the signature pages thereto in favor of JPMorgan Chase Bank, N.A., as collateral agent (the "Guarantee and Collateral Agreement").

The Credit Agreement provides for a new $150 million senior secured revolving credit facility and a new $100 million senior secured term loan credit facility. Amounts under the revolving credit facility may be borrowed, repaid and reborrowed by the Company from time to time until maturity. The Credit Agreement will terminate on January 3, 2010. Voluntary prepayments and commitment reductions under the Credit Agreement are permitted at any time without fee (except with respect to eurocurrency loans) upon proper notice and subject to a minimum dollar requirement.

At the Company's option, borrowings under the Credit Agreement are based on either LIBOR or the higher of the prime rate of J.P. Morgan Chase Bank, N.A. or the Federal Funds Effective Rate plus .50%. The interest rates under the Credit Agreement vary depending upon the Company's adjusted leverage ratio. The interest rate varies from 175 basis points to 225 basis points above LIBOR for eurocurrency loans and 75 basis points to 125 basis points above the prime rate or Federal Funds Effective Rate plus .50% for base rate loans.

During the term of the Credit Agreement, the Company will pay its lenders a fee which varies based upon the adjusted leverage ratio from 0.300% to 0.375%, and is equal to the product of such percentage per annum and the available portion of the revolving credit facility.

The Credit Agreement contains affirmative, negative and financial covenants customary for facilities of this type, including, among other things, limits on the incurrence of debt or liens, a limit on the making of dividends or distributions, a limit on the ratio of debt to earnings before interest, income taxes, depreciation, and amortization, a limit on the ratio of earnings before interest, income taxes, depreciation, and amortization to fixed charges, a minimum net worth requirement and a limit on capital expenditures. The Credit Agreement contains events of default customary for facilities of this type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default, the interest rate on all outstanding obligations will be increased and payment of all outstanding loans may be accelerated and/or the lenders' commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Agreement shall automatically become immediately due and payable, and the lenders' commitments will automatically terminate.

Pursuant to the Guarantee and Collateral Agreement, each of the Company and certain of its wholly-owned subsidiaries has (i) provided an unconditional guarantee of the full and punctual payment of the Company's obligations under the Credit Agreement, (ii) pledged certain of its securities to the collateral agent as security for the full payment and performance of the Company's obligations under the Credit Agreement and (iii) granted the collateral agent a security interest in all of its personal property as security for the full payment and performance of the Company's obligations under the Credit Agreement.

In connection with the acquisition of Maurices Incorporated, as of January 3, 2005, the Company borrowed $100 million under the term loan facility. At the closing the Company paid certain transaction fees and expenses.


Section 8 - Other Events

Item 8.01.  Other Events

On January 3, 2005, the Company issued a press release announcing the completion of its acquisition of Maurices Incorporated. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits.

Item 9.01  Financial Statements And Exhibits.

(a) Financial statements of business acquired.

The financial statements if required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date of this filing.


(b) Pro forma financial information.

The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date of this filing.

(c) Exhibits

Exhibit Number              Description
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10.1 Credit  Agreement  dated as of  January  3,  2005  among  the  Company,  as
     Borrower, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative and collateral agent, J.P. Morgan Securities Inc. and Bank of America LLC, as joint lead arrangers and joint bookrunners (filed with this Current Report on Form 8-K).

10.2 Guarantee and Collateral Agreement dated as of January 3, 2005 among the Company, the subsidiaries of the Company named therein and JPMorgan Chase Bank, N.A., as collateral agent (filed with this Current Report on Form 8-K).

99.1 Press Release, issued January 3, 2005 of The Dress Barn, Inc. (filed with this Current Report on Form 8-K).

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE DRESS BARN INC.
(Registrant)


BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial
and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number              Description
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10.1 Credit  Agreement  dated as of  January  3,  2005  among  the  Company,  as
     Borrower, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative and collateral agent, J.P. Morgan Securities Inc. and Bank of America LLC, as joint lead arrangers and joint bookrunners (filed with this Current Report on Form 8-K).

10.2 Guarantee and Collateral Agreement dated as of January 3, 2005 among the Company, the subsidiaries of the Company named therein and JPMorgan Chase Bank, N.A., as collateral agent (filed with this Current Report on Form 8-K).

99.1 Press Release, issued January 3, 2005 of The Dress Barn, Inc. (filed with this Current Report on Form 8-K)